CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Current
Cash	$ 17,287	$ 129,065
Prepaids and advances	11,271	13,820
Due from related parties	41,734	49,165
Total current assets	70,292	192,050
Capital assets	763	11,672
Mineral properties	0	0
Total assets	71,055	203,722
Current
Accounts payable	302,315	324,507
Accrued liabilities	161,047	120,000
Due to related parties	228,248	97,691
Total current liabilities	691,610	542,198
Common share purchase warrants liability	0	10,863
Total liabilities	691,610	553,061
SHAREHOLDERS' DEFICIENCY
Authorized 500,000,000 Common Shares, $0.0001 per share par value Issued and outstanding 95,253,840 Common Shares (December 31, 2015 - 95,253,840)	9,525	9,525
Additional paid-in capital	42,604,878	42,601,670
Deficit accumulated during the exploration stage	(43,234,958)	(42,960,534)
Total shareholders' deficiency	(620,555)	(349,339)
Total liabilities and shareholders' deficiency	$ 71,055	$ 203,722